Exhibit 10.5

EXECUTION COPY

MANUFACTURING SERVICES AGREEMENT

This Manufacturing Services Agreement (the “Agreement”) is made as of January 5, 2012, (the “Effective Date”) between Lonza Houston, Inc., a Delaware corporation having its principal place of business at 8066 El Rio St., Houston, TX 77054 (“LHI”), and Vascular Biologics, Ltd., an Israeli corporation, having an office at 6 Jonathan Netanyahu St., Or Yehuda, Israel 60376 (“CLIENT”) (each of LHI and CLIENT, a “Party” and, collectively, the “Parties”).

RECITALS

A. LHI operates multi-client research, testing and production facilities located at 8030, 8032 and 8066 El Rio, Houston, Texas 77054 (the “Facility”).

B. CLIENT desires to have LHI produce a product containing human cells and/or viruses intended for therapeutic use in humans, and LHI desires to produce such product.

C. CLIENT desires to have LHI conduct work according to individual Statement of Work, as further defined in Section 1.30 below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, LHI and CLIENT, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	DEFINITIONS

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement. Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular.

1.1.	“Acceptance Period” shall have the meaning set forth in Section 5.2.2.

1.2.	“Affiliate” means, with respect to either Party, any other corporation or business entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means direct or indirect ownership of more than fifty percent (50%) of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such entity or the power to direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

1.3.	“Batch” means a quantity of Product derived from a process which is the subject of an SOW that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture

1.4.	“Batch Record” means the production record pertaining to a Batch.

1.5.	“cGMP” means the regulatory requirements for current good manufacturing practices promulgated by the FDA under 21 CFR Parts 210 and 211, as amended from time to time.

1.6.	“Change Order” has the meaning set forth in Section 2.2.

1.7.	“CLIENT Development Materials” has the meaning set forth in Section 2.3.

1.8.	“CLIENT Inventions” means any know-how or inventions, whether or not patentable, conceived, developed or reduced to practice by CLIENT on or before the Effective Date.

1.9.	“CLIENT Materials” means the CLIENT Development Materials and the CLIENT Production Materials.

1.10.	“CLIENT Personnel” has the meaning set forth in Section 4.7.1.

1.11.	“CLIENT Production Materials” has the meaning set forth in Section 4.1.

1.12.	“Commencement Date” means the date set forth in the Statement of Work for the commencement of the production of the Product.

1.13.	“Confidential Information” has the meaning set forth in Section 10.1.

1.14.	“Disapproval Notice” shall have the meaning set forth in Section 5.2.2.

1.15.	“FDA” means the U.S. Food and Drug Administration, and any successor agency thereof.

1.16.	“First Statement of Work” has the meaning set forth in the definition of Statement of Work.

1.17.	“Intellectual Property” means all worldwide patents, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications and registrations with respect thereto, but excluding all trademarks, trade names, service marks, logos and other corporate identifiers.

1.18.	“LHI Inventions” means any know-how, media, assays, methods or other inventions, whether or not patentable, conceived, developed or reduced to practice by LHI on or before the Effective Date.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

1.19.	“LHI Operating Documents” means the standard operating procedures, standard manufacturing procedures, raw material specifications, protocols, validation documentation, and supporting documentation used by LHI, such as environmental monitoring, for operation and maintenance of the Facility and LHI equipment used in the process of producing the Product, excluding any of the foregoing that are unique to the manufacture of Product.

1.20.	“LHI Parties” has the meaning set forth in Section 15.2.

1.21.	”Materials” means all raw materials and supplies to be used in the production of a Product.

1.22.	“Process” means the manufacturing process for a Product provided to LHI by CLIENT and further developed by LHI pursuant to the terms of this Agreement.

1.23.	“Product” has the meaning set forth in a Statement of Work.

1.24.	“Product Warranties” means those warranties as specifically stated in Section 5.2.2.

1.25.	“Production Term” shall have the meaning set forth in Section 4.3.

1.26.	“Regulatory Approval” means the approval by the FDA to market and sell the Product in the United States.

1.27.	“SOP” means a standard operating procedure.

1.28.	“SOW Documentation” means the compilation of documentation generated by LHI in preparation of and during the performance of a given SOW, including, without limitation, executed batch records, component records, test records and test record forms, certificates of analysis, study protocols, study summary reports, deviation reports, laboratory investigations, environment excursions, formulation records, and other related documents.

1.29.	“Specifications” means the Product specifications set forth in the Statement of Work or as modified by the Parties in connection with the production of a particular Batch of Product hereunder.

1.30.	“Statement of Work” or “SOW” means a plan to develop a Process or Product that is attached hereto as Appendix A or later becomes attached through an amendment by the Parties. The first Statement of Work, which is attached hereto, is numbered Appendix A-1 and is hereby incorporated and made a part of this Agreement (the “First Statement of Work”). It is contemplated that each separate project shall have its own Statement of Work. As each subsequent Statement of Work is agreed to by the Parties, each shall state that it is to be incorporated and made a part of this Agreement and shall be consecutively numbered as A-2, A-3, etc.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

1.31.	“Technology Transfer” means the transfer of documentation, specifications, and production process by CLIENT to LHI for the development of the SOW Documentation for the manufacture of the Product specifically for the CLIENT.

1.32.	“Third Party” means any party other than LHI, CLIENT or their respective Affiliates.

2.	STATEMENTS OF WORK—PROCESS AND PRODUCT DEVELOPMENT; TECHNOLOGY TRANSFER; PROCESS OR PRODUCT MANUFACTURE

2.1 Statement of Work. Prior to performing any Process or Product development, Technology Transfer, or Process or Product manufacture, the Parties will collaborate to develop a Statement of Work, describing the activities to be performed by the Parties, or to be subcontracted by LHI to Third Parties. Once agreed to by the Parties, the Statement of Work shall be executed by each of the Parties and appended hereto as part of Appendix A. In the event of a conflict between the terms and conditions of this Agreement and any Statement of Work, the terms and conditions of this Agreement shall control.

2.2 Modification of Statement of Work. Should CLIENT want to change a Statement of Work, to reduce services not yet performed or to include additional services to be provided by LHI, CLIENT may propose to LHI an amendment to the Statement of Work with the desired changes or additional services (“Change Order”). If LHI determines that it has the resources and capabilities to accommodate such Change Order, LHI will prepare a modified version of the Statement of Work reflecting such Change Order (including, without limitation, any changes to the estimated timing, estimated charges or scope of a project) and will submit such modified version of the Statement of Work to CLIENT for review and comment. The modified Statement of Work shall be binding on the Parties only if it refers to this Agreement, states that it is to be made a part thereof, and is signed by both Parties. Thereafter such modified version of the Statement of Work will be deemed to have replaced the prior version of the Statement of Work. Notwithstanding the foregoing, if a modified version of the Statement of Work is not agreed to by both Parties, the existing Statement of Work shall remain in effect.

2.3 CLIENT Deliverables. Within the time period specified in a Statement of Work, CLIENT will provide LHI with (a) the materials listed in the Statement of Work for which CLIENT is responsible for delivering to LHI, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work, and (b) any protocols, SOPs and other information and documentation in possession or control of CLIENT and necessary for the performance of the Statement of Work, and for the preparation of the SOW Documentation in conformance with cGMP, including, without limitation, process information, SOPs, development data and reports, quality control assays, raw material specifications (including vendor, grade and sampling/testing requirements), product and sample packing and shipping instructions, and product specific cleaning and decontamination information, (collectively, the “CLIENT Development Materials”). It is hereby agreed that CLIENT Development Materials are the proprietary and confidential information of the CLIENT and shall be used by LHI solely for the purpose of this Agreement.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

2.4 Performance by LHI. Subject to the provision by CLIENT of the CLIENT Development Materials pursuant to Section 2.3, LHI will use commercially reasonable efforts to perform, directly or, subject to the terms of the Statement of Work or approval by CLIENT (such approval not to be unreasonably withheld), through a Third Party contractor, the work described in a Statement of Work in a professional and workmanlike manner in accordance with the terms of this Agreement. LHI shall ensure, and at all times remain responsible and liable for the compliance of such Third Party contractor with the terms of this Agreement. LHI will use commercially reasonable efforts promptly to notify CLIENT of any material delays that arise during the performance of the Statement of Work. Subject to the exceptions in Section 17.2, delay of commencement of the Statement of Work due to delay by a Third Party contractor by more than 45 days shall be considered a breach of the Agreement.

3.	TECHNOLOGY TRANSFER

3.1 Based on the information provided by CLIENT and including process changes developed by LHI pursuant to any applicable Statement of Work, LHI will prepare the SOW Documentation for the Process in accordance with the schedule set forth in the Statement of Work. CLIENT will inform LHI of any specific requirements CLIENT may have relating to the SOW Documentation, including, without limitation, any information or procedures CLIENT wishes to have incorporated therein. If LHI intends to include in the SOW Documentation the use of any assay, medium, or other technology that is not commercially available, LHI will inform CLIENT of such intention and the Parties will meet to discuss and attempt to agree in good faith on the terms of use of such non-commercially available materials or technology in the Process. The SOW Documentation shall be completed and delivered by LHI at completion of a Batch.

3.2 CLIENT will cooperate with LHI to assist LHI to develop the SOW Documentation and Process, including, without limitation, by providing LHI with additional information and procedures as may be required to create the SOW Documentation, Process, and/or any of the following: (i) manufacturing process information, SOPs, development reports, (ii) quality control assays, (iii) raw material specifications (including vendor, grade and sampling/testing requirements), (iv) Product and sample packing and shipping instructions, (v) Product specific cleaning and decontamination information.

3.3 LHI will deliver a draft version of the SOW Documentation to CLIENT for its review and approval in accordance with the schedule set forth in the Statement of Work. CLIENT will notify LHI in writing of any objections it has to the draft Master Production Record, and upon such notification, representatives of LHI and CLIENT will meet promptly to resolve such objections. Upon CLIENT’s written acceptance of the draft SOW Documentation, or in the event that CLIENT does not submit a written notice setting forth CLIENT’s objections to the draft SOW Documentation within fifteen (15) working days following receipt of such draft by CLIENT, such draft will be deemed approved by CLIENT.

3.4 The Process, SOW Documentation, Specifications, and any improvements or modifications thereto developed during the term of this Agreement, but excluding any LHI Operating Documents, LHI Inventions or LHI Confidential Information included in any of the foregoing, will be deemed CLIENT Confidential Information and subject to the provisions set

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

forth in Article 10. Without derogating from Section 11.2.2, CLIENT shall be permitted to use the Process and/or the SOW Documentation for any research or commercial purpose solely related to the Product or Process and to manufacture and sell Product, either alone or by a Third Party on its behalf; provided, however, that if the Process and/or the SOW Documentation incorporates or contains any LHI Intellectual Property or LHI Confidential Information that does not solely relate to Product or Process, then prior to any disclosure of such LHI Intellectual Property or LHI Confidential Information to, or use by, a Third Party manufacturer, Client shall obtain LHI prior approval, which shall not be unreasonably withheld.

4.	MANUFACTURE OF PRODUCT; ORDER PROCESS; DELIVERIES

4.1 CLIENT Deliverables. Within any time period agreed to in any applicable Statement of Work, CLIENT will provide LHI with the materials listed in the Statement of Work required to be supplied by CLIENT for the production of the Product, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work (collectively, the “CLIENT Production Materials”).

4.2 Commencement Date. The Statement of Work will include a Commencement Date agreed upon by the Parties.

4.3 Manufacture by LHI. During the time period specified in any Statement of Work during which Product will be manufactured (the “Production Term”), LHI will use commercially reasonable efforts to manufacture, package, ship, handle quality assurance and quality control for the Product, all as set forth in the Statement of Work, and to deliver to CLIENT the quantities of Product requested by CLIENT in the Statement of Work, all in accordance with the terms set forth in Section 4.4 below. Notwithstanding the foregoing, LHI shall have the right to revise the production schedule with respect to a Statement of Work provided that such schedule does not advance or delay commencement of the production of Batches under a Statement of Work by more than forty five (45) days.

4.4 Packaging and Shipping. LHI will package and label the Product for shipment in accordance with the SOW Documentation and LHI’s standard practices in effect at the time of performance by LHI. LHI will ship the Product FOB Shipping Point delivered at the Facility to a common carrier designated by CLIENT to LHI in writing not less than ten days prior to the applicable delivery date unless otherwise agreed to in a Statement of Work. CLIENT will provide to LHI its account number with the selected carrier and will pay for all shipping costs in connection with each shipment of Product. Each shipment will be accompanied by the documentation listed in the Statement of Work. LHI will use commercially reasonable efforts to deliver each shipment of Product to CLIENT or to any CLIENT-designated Third Party on its behalf on the requested delivery date for such shipment. CLIENT may ask to ship Batches in different shipments and to different locations. LHI will promptly notify CLIENT if LHI reasonably believes that it will be unable to meet a delivery date. CLIENT shall be required to take delivery of a Batch of Product within thirty (30) days after acceptance of such Batch in accordance with Section 5.2 (the “Delivery Period”), unless CLIENT requests in writing, and LHI consents in writing, to store the material on CLIENT’s behalf and at CLIENT’s expense.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

4.5 Genetic Alterations. LHI is not responsible for any genetic alterations that occur during production of any product, except for those genetic alterations that result from a grossly negligent or intentionally wrongful act or omission of LHI and not as a result of the predisposition of any material provided by CLIENT. Unless they arise from a grossly negligent or intentionally wrongful act or omission of LHI, genetic alterations shall not be the basis for a breach of warranty claim by CLIENT. If LHI fails to deliver materials in accordance with the terms of this Agreement or a Statement of Work, or if materials produced pursuant to the Statement of Work fail to meet any technical specification required by the Statement of Work, and such failure is due to genetic alterations which do not arise from a grossly negligent or intentionally wrongful act or omission of LHI, LHI will re-perform the specific project at issue at the earliest practicable time, for an additional fee equal to the original fee for that part of the project.

4.6 Records. LHI will maintain accurate records for the production of the Product, as required by applicable laws and regulations. LHI will retain possession of the SOW Documentation, all Batch Records and LHI Operating Documents, and will make copies thereof available to CLIENT upon CLIENT’s request and at CLIENT’s expense. LHI Operating Documents will remain LHI Confidential Information provided that it shall not limit in any way the CLIENT rights to use the Product. CLIENT will have the right to use and reference any of the foregoing in connection with a filing for Regulatory Approval of the Product or as otherwise authorized by the Agreement.

4.7 CLIENT Access.

4.7.1 CLIENT’s employees and agents (including its independent contractors) (collectively, “CLIENT Personnel”) shall be entitled to participate in the production of the Product only in order to review the production process in such capacities as shall be agreed in writing in advance by the Parties, subject to mutually agreed scheduling. CLIENT Personnel working at the Facility are required to comply with LHI’s Operating Documents and any other applicable LHI facility and/or safety policies. For the avoidance of doubt, CLIENT Personnel may not physically participate in the production or manufacture of any Product that may be used in or on humans.

4.7.2 CLIENT Personnel working at the Facility will be and remain employees of CLIENT, and CLIENT will be solely responsible for the payment of compensation for such CLIENT Personnel (including applicable Federal, state and local withholding, FICA and other payroll taxes, workers’ compensation insurance, health insurance, and other similar statutory and fringe benefits). CLIENT covenants and agrees to maintain workers’ compensation benefits and employers’ liability insurance as required by applicable laws with respect to all CLIENT Personnel working at the Facility.

4.7.3 CLIENT will pay for the actual cost of repairing or replacing to its previous status (to the extent that LHI determines, in its reasonable judgment, that repairs cannot be adequately effected) any property of LHI damaged or destroyed by CLIENT Personnel, provided CLIENT shall not be liable for repair or replacement costs resulting from ordinary wear and tear.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

4.7.4 CLIENT Personnel visiting or having access to the Facility will abide by LHI standard policies, operating procedures and the security procedures established by LHI. CLIENT will be liable for any breaches of security by CLIENT Personnel. In addition, CLIENT will reimburse LHI for the cost of any lost security cards issued to CLIENT Personnel, at the rate of $50 per security card. All CLIENT Personnel will agree to abide by LHI policies and SOPs established by LHI, and will sign an appropriate confidentiality agreement.

4.7.5 CLIENT will indemnify and hold harmless LHI from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of any injuries suffered by CLIENT Personnel while at the Facility or elsewhere, except to the extent caused by the gross negligence or willful misconduct on the part of any LHI Party.

4.8 Disclaimers. CLIENT acknowledges and agrees that LHI Parties will not engage in any Product refinement or development of the Product, other than as expressly set forth in this Agreement and the Statement of Work. CLIENT acknowledges and agrees that LHI Parties have not participated in the invention or testing of any Product, and have not evaluated its safety or suitability for use in humans or otherwise.

5.	PRODUCT WARRANTIES; ACCEPTANCE AND REJECTION OF PRODUCTS

5.1 Product Warranties. LHI warrants that any Product manufactured by LHI pursuant to this Agreement, at the time of delivery pursuant to Section 4.4: (a) conforms to the Specifications; (b) was manufactured in accordance with the SOW Documentation; and (c) where applicable was manufactured in accordance with cGMP.

5.2 Approval of Completed Product.

5.2.1 When a Statement of Work has been completed, LHI will notify CLIENT and supply CLIENT with the required documentation set forth in the Statement of Work.

5.2.2 Within twenty one (21) calendar days after CLIENT’s receipt of substantially complete documentation and Batch Records regarding such Product (the “Acceptance Period”), Client shall determine by review of such documentation whether or not the given Batch conforms to the product warranties set forth in Section 5.1 above (“Product Warranties”). If CLIENT asserts that the Product does not comply with the Product Warranties set forth in Section 5.1 above, CLIENT will deliver to LHI, in accordance with the notice provisions set forth in Section 17.4 hereof, written notice of disapproval (the “Disapproval Notice”) of such Product, stating in reasonable detail the basis for such assertion of non-compliance with the Product Warranties. If a valid Disapproval Notice is received by LHI during the Acceptance Period, then LHI and CLIENT will provide one another with all related paperwork and records (including, but not limited to, quality control tests) relating to both the production of the Product and the Disapproval Notice. If a valid Disapproval Notice is not received during the Acceptance Period, the Product will be deemed accepted and ready for shipment to CLIENT, or storage for CLIENT, as applicable. If Product is to be shipped to CLIENT, then upon acceptance, the Product shall be delivered to CLIENT, and CLIENT shall accept delivery thereof, within 10-days after such acceptance. Title and risk of loss to such Product shall pass to CLIENT at the time of delivery to the common carrier pursuant to Section 4.4. If the Product is to be stored by LHI for CLIENT, LHI shall do so in accordance with agreed upon terms of a Statement of Work which covers all relevant details of a Product storage engagement.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

5.3 Dispute Resolution. LHI and CLIENT will attempt to resolve any dispute regarding the conformity of a Batch of Product with the Product Warranties. If such dispute cannot be settled within 30 days of the submission by each Party of such related paperwork and records to the other Party, and if the Product is alleged not to conform with the Product Warranties set forth in Section 5.1(a), then CLIENT will submit a sample of the Batch of the disputed Product to an independent testing laboratory of recognized repute selected by CLIENT and approved by LHI (such approval not to be unreasonably withheld) for analysis, under quality assurance approved procedures, of the conformity of such Batch of Product with the Specifications. The costs associated with such analysis by such independent testing laboratory will be paid by the Party whose assessment of the conformity of the Batch of Product with the Specifications was mistaken.

5.4 Remedies for Non-Conforming, Damaged, or Destroyed Product.

5.4.1 In the event that the Parties agree, or an independent testing laboratory determines, pursuant to Section 5.3, that a Batch of Product materially fails to conform to the Product Warranties, or Product and/or Materials are destroyed or damaged by LHI Personnel, due to the failure of: (a) LHI personnel properly to execute the SOW Documentation, (b) LHI personnel to comply with cGMP, or (c) the Facility utilities, then, at CLIENT’s written request, LHI will commence, as soon as it is commercially practicable to do so and not later than 30 days after such written request, unless the Facility is not available due to prior obligations which cannot be postponed, produce one time for CLIENT sufficient quantities of Product to replace the non-conforming, damaged or destroyed portion of such Batch of Product (the “Production Rerun”), in accordance with the provisions of this Agreement and at no additional cost to CLIENT.

5.4.2 In the event that the Parties agree, or an independent testing laboratory determines, pursuant to Section 5.3, that a Batch of Product materially fails to conform to the Product Warranties, or Product and/or Materials are destroyed or damaged by LHI Personnel, for any reason other than as set forth in Section 5.4.1, then LHI shall have no liability to CLIENT with respect to such Batch, Product or Material and LHI will, at CLIENT’s request, produce for CLIENT a Production Rerun at CLIENT’s expense. Notwithstanding anything to the contrary set forth in Section 5.4, if during the manufacture of Product pursuant to this Agreement, Product or Materials are destroyed or damaged by LHI Personnel while LHI Personnel were acting at the written direction of CLIENT Personnel, then LHI will have no liability to CLIENT as the result of such destruction or damage.

5.4.3 CLIENT acknowledges and agrees that its sole remedy with respect to (i) the failure of Product to conform with any of the Product Warranties and (ii) damaged or destroyed Materials and/or Product, is as set forth in this Section 5.4, and in furtherance thereof, Client hereby waives all other remedies at law or in equity regarding the foregoing claims.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

6.	RESERVED

7.	STORAGE OF MATERIALS

7.1 Pre-Production. LHI will store at the expense of CLIENT any CLIENT Materials, equipment or other property delivered pursuant to the Statement of Work to the Facility by CLIENT more than 30 days prior to the Commencement Date. The storage rates will be set forth in the Statement of Work and may be amended from time to time by LHI. No storage fees will be charged during the period starting 30 days prior to the Commencement Date and ending upon the expiration or termination of the Production Term.

7.2 Post-Production. LHI will store at the Facility free of charge any in–process materials, CLIENT Materials, equipment and other CLIENT property (other than Product manufactured hereunder) that remains at the Facility on the date of expiration or termination of the Production Term (collectively “Remaining CLIENT Property”), for up to 30 calendar days. If CLIENT has not provided any instructions as to the shipment or other disposition of Remaining CLIENT Property prior to the expiration of such thirty (30)-day period, LHI may, continue to store such Remaining CLIENT Property at the Facility or elsewhere. In the event that LHI continues to store such Remaining CLIENT Property, CLIENT will enter into a storage agreement with LHI and agree to pay to LHI a storage charge at LHI’s then-standard monthly storage rates for the period beginning on the thirty-first (31st) day after the expiration or termination of the Production Term through the date that the storage terminates.

7.3 Product. Notwithstanding the foregoing, if CLIENT fails to take delivery of a Product within the applicable Delivery Period as required by Section 4.4 and fail to enter into a storage agreement with LHI, CLIENT will pay to LHI a storage charge at one and a half times LHI’s then-standard monthly storage rate, which shall begin accruing on the first day following the expiration of the applicable Delivery Period.

8.	REGULATORY MATTERS

8.1 Permits and Approvals. Upon the Commencement Date and during the Production Term, LHI will maintain any licenses, permits and approvals necessary for the manufacture of the Product in the Facility. LHI will promptly notify CLIENT if LHI receives notice that any such license, permit, or approval is or may be revoked or suspended.

8.2 Inspections/Quality Audit by CLIENT. Up to two times during the Production Term and upon not less than 15 days’ prior written notice, LHI will permit CLIENT to inspect and audit the parts of the Facility where the manufacture of the Product is carried out in order to assess LHI’s compliance with cGMP, and to discuss any related issues with LHI’s management personnel. CLIENT Personnel engaged in such inspection will abide by the terms and conditions set forth in Sections 4.7.4 and 10.

8.3 Inspections by Regulatory Agencies. LHI will allow representatives of any regulatory agency to inspect the relevant parts of the Facility where the manufacture of the Product is carried out and to inspect the SOW Documentation and Batch Records to verify

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

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compliance with cGMP and other practices or regulations and will promptly notify CLIENT of the scheduling of any such inspection relating to the manufacture of Product. LHI will promptly send to CLIENT a copy of any reports, citations, or warning letters received by CLIENT in connection with an inspection of a regulatory agency to the extent such documents relate to or affect the manufacture of the Product.

9.	FINANCIAL TERMS

9.1 Payments. CLIENT will make payments to LHI in the amounts and on the dates set forth in the Statement of Work. In the event that CLIENT has not paid an invoice within thirty (30) business days of the applicable due date (as established by Section 9.2), CLIENT’s failure shall be considered a material breach under Section 14.2, subject to the cure provisions set forth therein. Further, in addition to all other remedies available to LHI, in the event that CLIENT has not paid an invoice within sixty (60) business days of the applicable due date (as established by Section 9.2), LHI may elect to suspend the provision of all or a portion of the services under this Agreement, provided that CLIENT shall remain liable for all fees owed pursuant to the Statement of Work during any such suspension. LHI will submit to the CLIENT a valid certificate of Tax Residency (Form 6166) at least 45 days prior to first payment under this Agreement, and thereafter shall provide such certificate annually upon the CLIENT’s written request.

9.2 Invoices. LHI will charge for the services in accordance with the price schedule in each individual Statement of Work. LHI will invoice CLIENT according to the schedule set forth in a Statement of Work. LHI will deliver invoices electronically by email, which shall be considered to be an original invoice. Invoices should be e-mailed to Dr. Eyal Breitbart (eyal@vblrx.com), and/or to such other e-mail address(es) as CLIENT may stipulate from time to time. LHI will not deliver a paper invoice. Payment of invoices is due as provided in the Statement of Work. ..

9.3 Taxes. CLIENT agrees that it is responsible for and will pay any sales, use or other taxes (the “Taxes”) resulting from LHI’s production of Product under this Agreement (except for income or personal property taxes payable by LHI). To the extent not paid by CLIENT, CLIENT will indemnify and hold harmless the LHI Parties from and against any and all penalties, fees, expenses and costs whatsoever in connection with the failure by CLIENT to pay the Taxes. LHI will not collect any sales and use taxes from CLIENT in connection with the production of any Product hereunder if CLIENT provides to LHI the appropriate valid exemption certificates.

9.4 Interest. Any fee, charge or other payment due to LHI by CLIENT under this Agreement that is not paid within 30 days after it is due will accrue interest on a daily basis at a rate of 1.0% per month (or the maximum legal interest rate allowed by applicable law, if less) from and after such date.

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

EXECUTION COPY

9.5 Method of Payment. All payments to LHI hereunder by CLIENT will be in United States currency and will be by check, wire transfer, money order, or other method of payment approved by LHI. Bank information for wire transfers is as follows: [***]

9.6 Cost Adjustments. After the first anniversary of the Effective Date, LHI may annually adjust the various costs and rates set forth in the Statement of Work attached hereto to reflect changes in the cost of materials and/or labor rate paid by LHI in connection with the production of Product under this Agreement; provided, however, that any increase in labor rates shall not exceed any percentage increase in the US Consumer Price Index for the most recently published percentage change for the 12-month period preceding the applicable contract anniversary date. LHI agrees to provide CLIENT with written notice of any such cost adjustment.

10.	CONFIDENTIAL INFORMATION

10.1 Definition. “Confidential Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, that has been disclosed by or on behalf of such Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement. Without limiting the foregoing, the terms of this Agreement will be deemed “Confidential Information” and will be subject to the terms and conditions set forth in this Article 10.

10.2 Exclusions. Notwithstanding the foregoing Section 10.1, any information disclosed by a Party to the other Party will not be deemed “Confidential Information” to the extent that such information:

(a) at the time of disclosure is in the public domain;

(b) becomes part of the public domain, by publication or otherwise, through no fault of the Party receiving such information;

(c) at the time of disclosure is already in possession of the Party who received such information, as established by contemporaneous written records;

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(d) is lawfully provided to a Party, without restriction as to confidentiality or use, by a Third Party lawfully entitled to possession of such Confidential Information; or

(e) is independently developed by a Party without use of or reference to the other Party’s Confidential Information, as established by contemporaneous written records.

10.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that for the term of the Agreement and the five-year period following any termination of the Agreement, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees, except in accordance with Section 10.4. Neither Party will use Confidential Information of the other Party except as necessary to perform its obligations or to exercise its rights under this Agreement.

10.4 Permitted Disclosures. Each receiving Party agrees to (i) institute and maintain security procedures to identify and account for all copies of Confidential Information of the disclosing Party and (ii) limit disclosure of the disclosing Party’s Confidential Information to its U.S. and European Affiliates and each of its and their respective officers, directors, employees, agents, consultants and independent contractors having a need to know such Confidential Information for purposes of this Agreement; provided that such U.S. and European Affiliates and each of its and their respective officers, directors, employees, agents, consultants and independent contractors are informed of the terms of this Agreement and are subject to obligations of confidentiality, non-disclosure and non-use similar to those set forth herein. Each Party may disclose this Agreement during a due diligence process in connection with the proposed transfer of its assets or capital stock, whether through purchase, merger, consolidation or otherwise. Such disclosure will be subject to obligations of confidentiality, non-disclosure and non-use similar to those set forth herein.

10.5 Government-Required Disclosure. If a duly constituted government authority, court or regulatory agency orders that a Party hereto disclose information subject to an obligation of confidentiality under this Agreement, such Party shall comply with the order, but shall notify the other Party as soon as possible, so as to provide the said Party an opportunity to apply to a court of record for relief from the order.

10.6 Publicity. Neither Party will refer to, display or use the other’s name, trademarks or trade names confusingly similar thereto, alone or in conjunction with any other words or names, in any manner or connection whatsoever, including any publication, article, or any form of advertising or publicity, except with the prior written consent of the other Party or as otherwise set forth in Section 10.7.

10.7 Publications. The confidentiality provisions of this Section 10 are applicable to all publications, abstracts, and papers authored by either Party , or its respective employees, consultants or contractors (the “Submitting Party”) relating to services performed by LHI hereunder or to data created pursuant to or related to the Statement of Work. Manuscripts of all such publications shall be submitted to the other Party (the “Reviewing Party”) at least sixty (60) days prior to submission in final form to any publisher. The Reviewing Party shall promptly inform the Submitting Party of any alterations or deletions necessary to protect its rights under Section 10 and the Submitting Party shall be obligated to make such changes prior to submitting any manuscripts in final form. The Reviewing Party may further withhold its approval for such publication if necessary to protect its rights under

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Section 10. For general business development purposes, each Party may announce on its website or in press releases the general nature of work performed for CLIENT under any given Statement of Work upon receiving permission from the other Party, such permission not being unreasonably withheld or delayed.

11.	INTELLECTUAL PROPERTY

11.1 Ownership.

11.1.1 Neither party will acquire any right, title, or interest in any Intellectual Property that the other party owns or controls as of the Effective Date of this Agreement, or that the other party obtains separate and apart from this Agreement.

11.1.2 As between the Parties, CLIENT shall own any and all inventions or discoveries that are (i) made, conceived or reduced to practice in the course of or resulting from this Agreement by either Party alone or the Parties jointly and (ii) applicable to the Product or the Process (“CLIENT New IP”). LHI hereby assigns to CLIENT all of LHI’s right, title and interest in and to such CLIENT New IP.

11.1.3 As between the Parties, LHI shall own any and all inventions or discoveries that are (i) made, conceived or reduced to practice in the course of or resulting from this Agreement by LHI and (ii) capable of being applied to products or processes other than the Product or the Process, and (iii) relates generally to LHI’s business of producing biological materials and (iv) are not a part of CLIENT New IP and (v) do not make use of or any reference of CLIENT’s Confidential Information (“LHI New IP”). CLIENT hereby assigns to LHI all of CLIENT’s right, title and interest in and to such LHI New IP.

11.1.4 LHI shall own any know-how, media, assays, methods or other inventions, whether or not patentable that are conceived, acquired from a third party, developed or reduced to practice by LHI after the Effective Date that is not LHI New IP (“LHI Independent IP”). LHI may offer to CLIENT to include said LHI Independent IP into the Product or Process. If CLIENT elects to include such LHI Independent IP in the Product or Process, such use of LHI Independent IP shall be subject to a license to be negotiated in good faith by the Parties. For the avoidance of doubt, LHI Independent IP is Intellectual Property developed by or for LHI independently and outside the scope of this Agreement by persons (i) without using actual knowledge of or not having access to CLIENT Confidential Information, but excluding LHI New IP, or (ii) not performing Process or Product development activities under a Statement of Work pursuant to this Agreement.

11.2 License Grants.

11.2.1 During the term of this Agreement, CLIENT hereby grants to LHI a fully paid, non-exclusive license under any and all CLIENT Intellectual Property that is necessary for LHI to perform its obligations under this Agreement for the sole and limited purpose of LHI’s performance of its obligations under this Agreement, including, without limitation, the development of the Process and the manufacture of Product for CLIENT.

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11.2.2 LHI hereby grants to CLIENT an irrevocable, fully paid, non-exclusive license, with the right to grant and authorize sublicenses, under any and all (i) LHI Intellectual Property (including LHI Inventions and LHI New IP but excluding LHI Independent IP) that LHI incorporates into the Process, to make, have made, use, sell, offer for sale, have sold and import the Product, or for any other commercial or research purpose related solely to the Product or Process, either by the CLIENT or a Third Party on its behalf and (ii) know-how included in the LHI New IP and not claimed in a patent or patent application, to use for any purpose related solely to the Product or Process.

11.3 Further Assurances. Each Party agrees to take all necessary and proper acts, and will cause its employees, Affiliates, contractors, and consultants to take such necessary and proper acts, to effectuate the ownership provisions set forth in this Article 11.

11.4 Prosecution of Patents.

11.4.1 LHI will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming LHI Inventions at LHI’s expense. CLIENT will cooperate with LHI to file, prosecute and maintain patent applications and patents claiming LHI Inventions, and will have the right to review and provide comments to LHI relating to such patent applications and patents.

11.4.2 CLIENT will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions at CLIENT’s expense. LHI will cooperate with CLIENT to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions, and will have the right to review and provide comments to CLIENT relating to such patent applications and patents.

12.	REPRESENTATIONS AND WARRANTIES

12.1 By CLIENT. CLIENT hereby represents and warrants to LHI that, to the best of its knowledge, (i) it has the requisite intellectual property and legal rights related to the CLIENT Deliverables and the Product to authorize the performance of LHI’s obligations under this Agreement, and (ii) the performance of the Statement of Work and the production by LHI of the Product as contemplated in this Agreement will not give rise to a potential cause of action by a Third Party against LHI for infringement or another violation of intellectual property rights. Such representation and warranty will not apply to any production equipment supplied by LHI, method used by LHI or any other material or data used by LHI in the provision of the Services and which were not received from the CLIENT or agreed by CLIENT to be used in the provision of the Services.

12.2 By LHI. LHI hereby represents and warrants to CLIENT that, to the best of its knowledge, (i) it has the requisite intellectual property rights to be able to perform its obligations under this Agreement, and (ii) that LHI Intellectual Property, including LHI Inventions and LHI New IP as contemplated in this Agreement will not give rise to a potential cause of action by a Third Party against CLIENT for infringement or another violation of intellectual property rights.

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13.	DISCLAIMER; LIMITATION OF LIABILITY

13.1 DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE EXPRESS PRODUCT WARRANTIES SET FORTH IN SECTION 5.1, LHI MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, MATERIALS, AND SERVICES PROVIDED UNDER THIS AGREEMENT, AND LHI SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO SUCH PRODUCTS, MATERIALS, OR SERVICES.

13.2 Disclaimer of Consequential Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.3 Limitation of Liability. BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, LHI’S LIABILITY TO CLIENT, FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL BE LIMITED SOLELY TO LHI REPEATING ONE TIME, AT LHI’S EXPENSE, SERVICES WHICH WERE MUTUALLY DEEMED TO BE NON-CONFORMING. HOWEVER THIS SECTION SHALL NOT APPLY IN THE EVENT BUT ONLY TO THE EXTENT OF GROSS NEGLIGENCE OR WILLFULL MISCONDUCT UNDER THIS AGREEMENT. TO THE EXTENT THAT THIS CLAUSE CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE. IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION FOR LHI AS IS ALLOWABLE UNDER APPLICABLE LAW.

14.	TERM AND TERMINATION

14.1 Term. The term of this Agreement will commence on the Effective Date and will continue until the fifth anniversary of the Effective Date unless terminated prior to that time or extended by the Parties.

14.2 Termination for Material Breach. Either Party may terminate this Agreement, by written notice to the other Party, for any material breach of this Agreement by the other Party, if such breach is not cured within thirty (30) days after the breaching Party receives written notice of such breach from the non-breaching Party; provided, however, that if such breach is not

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capable of being cured within such thirty-day period and the breaching Party has commenced and diligently continued actions to cure such breach within such thirty-day period, except in the case of a payment default, the cure period shall be extended to 60 days, so long as the breaching Party is making diligent efforts to do so. Such termination shall be effective upon expiration of such cure period.

14.3 Termination by Notice.

14.4 14.3.1 Without Cause. During the term of the Agreement, the CLIENT may terminate the Agreement upon 60 days notice. After the first anniversary of the Effective Date, either Party may terminate this Agreement by providing written notice of termination no less than two months in advance of the date of termination. For the avoidance of doubt, in the event of termination by CLIENT under this Section 14.3.1, CLIENT shall, at minimum, remain liable for all charges for materials that have already been purchased, all fees owed pursuant to actual services rendered, including all work in process, and un-cancellable costs, including un-cancellable labor commitments, related to any outstanding Statement of Work. In addition to the foregoing, in connection with any termination under this Section 14.3.1, CLIENT shall also pay to LHI a suite fee of Fifty Thousand Dollars ($50,000.00) per month for each of the three months prior to termination. Notwithstanding the foregoing, LHI will use commercially reasonable efforts to secure new projects (but excluding any project then under contract with LHI) for the suite space reserved for all cancelled CLIENT SOWs, for the same dates and duration that would have been occupied by CLIENT. If such new projects are secured by LHI, the suite fee due from CLIENT upon cancellation shall be reduced by an amount equal to one hundred percent (100%) of the production fees associated with such new projects; provided, however, in no event shall any such reduction result in a refund or credit to CLIENT.

14.3.2 Termination of Clinical Trials. Either Party may terminate this Agreement if such Party receives notice that the production of Product hereunder or the clinical trials for which Product is being produced hereunder have been or will be suspended or terminated by the FDA (or other regulatory authority) by providing written notice of termination not less than 2 months in advance of the date of termination. For the avoidance of doubt, in the event of termination by CLIENT under this Section 14.3.2, CLIENT shall, at minimum, remain liable for all charges for materials that have already been purchased, all fees owed pursuant to actual services rendered, including all work in process, and un cancellable costs, including un-cancellable labor commitments, related to any outstanding Statement of Work during such two-month period.

14.5 Termination by Insolvency. Either Party may terminate this Agreement upon notice to the other Party, upon (a) the dissolution, termination of existence, liquidation or business failure of the other Party; (b) the appointment of a custodian or receiver for the other Party who has not been terminated or dismissed within ninety (90) days of such appointment; (c) the institution by the other Party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of creditors generally or the making by such Party of a composition or any assignment for the benefit of creditors under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting

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the rights of creditors generally, which proceeding is not dismissed within ninety (90) days of filing. All rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code, licenses of rights of “intellectual property” as defined therein.

14.6 Effects of Termination.

14.6.1 Accrued Rights. Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination. Such termination will not relieve a Party of obligations that are expressly indicated to survive the termination of this Agreement.

14.6.2 Disposition of Remaining CLIENT Property and Confidential Information. Upon termination or expiration of this Agreement, LHI will store any Remaining CLIENT Property as set forth in Section 7.2 and, at CLIENT’s option, return or destroy any CLIENT Confidential Information in the possession or control of LHI. Likewise, CLIENT will, at LHI’s option, return or destroy any LHI Confidential Information in the possession or control of CLIENT. Notwithstanding the foregoing provisions: (i) LHI may retain and preserve, at its sole cost and expense, samples and standards of each Product following termination or expiration of this Agreement solely for use in determining LHI’s rights and obligations hereunder; and (ii) each Party may retain a single copy of the other Party’s Confidential Information for documentation purposes only and which shall remain subject to the obligations of nonuse and confidentiality set forth in this Agreement.

14.6.3 Survival. Sections 1, 3.4, 4.8, 7.2, 10, 11, 13, 14.4, 15, 16 and 17 of this Agreement, together with any appendices referenced therein, will survive any expiration or termination of this Agreement.

15.	INDEMNIFICATION

15.1 Indemnification of Client. LHI will indemnify CLIENT, its Affiliates, and their respective directors, officers, employees and agents, and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of: (a) any material breach by LHI of this Agreement, or (b) the gross negligence or willful misconduct on the part of one or more of the LHI Parties in performing any activity contemplated by this Agreement, except for those Losses for which CLIENT has an obligation to indemnify the LHI Parties pursuant to Section 15.2, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

15.2 Indemnification of LHI. CLIENT will indemnify LHI and its Affiliates, and their respective directors, officers, employees and agents (the “LHI Parties”), and defend and hold each of them harmless, from and against any and all Losses to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of: (a) any material breach by CLIENT of this Agreement, (b) the use or sale of Products, except to

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the extent such Losses arise out of or result from a breach by LHI of the Product Warranties, (c) the gross negligence or willful misconduct on the part of CLIENT or its Affiliates in performing any activity contemplated by this Agreement, or (d) the use or practice by LHI of any process, invention or other intellectual property supplied by CLIENT to LHI under this Agreement, except for those Losses for which LHI has an obligation to indemnify CLIENT pursuant to Section 15.1, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

15.3 Indemnification Procedure.

15.3.1 An “Indemnitor” means the indemnifying Party. An “Indemnitee” means the indemnified Party, its Affiliates, and their respective directors, officers, employees and agents.

15.3.2 An Indemnitee which intends to claim indemnification under Section 15.1 or Section 15.2 hereof shall promptly notify the Indemnitor in writing of any claim, lawsuit or other action in respect of which the Indemnitee, its Affiliates, or any of their respective directors, officers, employees and agents intend to claim such indemnification. The Indemnitee shall permit, and shall cause its Affiliates and their respective directors, officers, employees and agents to permit, the Indemnitor, at its discretion, to settle any such claim, lawsuit or other action and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that in order for the Indemnitor to exercise such rights, such settlement shall not adversely affect the Indemnitee’s rights under this Agreement or impose any obligations on the Indemnitee in addition to those set forth herein. No such claim, lawsuit or other action shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee, its Affiliates and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by this indemnification, all at the reasonable expense of the Indemnitor. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

15.4 Insurance. LHI will maintain, at all times during the term of this Agreement and for five years thereafter, a sufficient insurance policy, including a products liability policy, to assure its obligations under this Agreement (the “Insurance Policy”), with a per occurrence limit of at least five million dollars ($5,000,000) and an aggregate limit of at least five million dollars ($5,000,000), and will provide a Certificate of Insurance to the CLIENT that the Insurance Policy has been endorsed to designate the CLIENT as an additional insured. LHI shall maintain the Insurance Policy with an insurance company having a minimum AM Best rating of A. CLIENT will maintain, during the term of its clinical trials and to the extent required by law thereafter, a Clinical trials insurance policy, with a per occurrence limit of at five million dollars ($5,000,000) and an aggregate limit of five million dollars ($5,000,000), and will provide a Certificate of Insurance evidencing that the CLIENTS Insurance Policy has been endorsed to include LHI as an additional insured. Should any of the above described policies be cancelled before the expiration date thereof, notice will be delivered in accordance with the policy provisions.

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16.	ADDITIONAL COVENANTS

16.1 Non-Solicitation. During the term of this Agreement and for two (2) years thereafter, each of the Parties agrees not to seek to induce or solicit any employee of the other Party or its Affiliates to discontinue his or her employment with the other Party or its Affiliate in order to become an employee or an independent contractor of the soliciting Party or its Affiliate; provided, however, that neither Party shall be in violation of this Section 16.1 as a result of making a general solicitation for employees or independent contractors. For the avoidance of doubt, the publication of an advertisement shall not constitute solicitation or inducement.

16.2 Commercial Scale Manufacture. In the event that CLIENT desires to commence commercial scale manufacture of Product, and following manufacture of the Product in accordance with the Process, the Parties agree to negotiate for the provision of such manufacturing services to CLIENT by LHI.

17.	MISCELLANEOUS

17.1 Independent Contractors. Each of the Parties is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties. Neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.

17.2 Force Majeure. Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due under this Agreement) occasioned by any reason beyond the control and without the fault or negligence of the Party affected thereby, including, without limitation, an act of God, fire, flood, act of government or state, war, civil commotion, insurrection, acts of terrorism, embargo, sabotage, a viral, bacterial or mycoplasmal contamination which causes a shutdown of the Facility, prevention from or hindrance in obtaining energy or other utilities, a shortage of raw materials or other necessary components, labor disputes of whatever nature, or any other reason beyond the control and without the fault or negligence of the Party affected thereby (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues. Upon cessation of such Force Majeure Event, the affected Party shall promptly resume performance under this Agreement as soon as it is commercially reasonable for the Party to do so. Each Party agrees to give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof, and the extent to which the affected Party will be unable to fully perform its obligations under this Agreement. Each Party further agrees to use commercially reasonable efforts to correct the Force Majeure Event as quickly as practicable (provided that in no event shall a Party be required to settle any labor dispute) and to give the other Party prompt written notice when it is again fully able to perform such obligations.

17.3 Condemnation. If the Facility is condemned or taken as a result of the exercise of the power of eminent domain or will be conveyed to a governmental agency having power of eminent domain under the threat of the exercise of such power (any of the foregoing, a “Condemnation”), then this Agreement will terminate as of the date on which title to the Facility vests in the authority so exercising or threatening to exercise such power and CLIENT will not have any right to the Condemnation proceeds.

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17.4 Notices. Any notice required or permitted to be given under this Agreement by any Party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by a nationally-recognized courier service guaranteeing next-day or second day delivery, charges prepaid, or (d) delivered by facsimile (with documented evidence of transmission), to the addresses or facsimile numbers of the other Party set forth below, or at such other addresses as may from time to time be furnished by similar notice by any Party. The effective date of any notice under this Agreement shall be the date of receipt by the receiving Party.

If to LHI:

Lonza Houston, Inc.

Attn: Business Head

8066 El Rio St. Houston, TX 77056

With a copy to:

Assistant General Counsel

Lonza America, Inc.

90 Boroline Road

Allendale, NJ 07401

Fax: (201) 378-5630

If to Client:

Vascular Biogenics Ltd. Attn: Eyal Breitbart

6 Yonni Netanyahu St.

Or –Yehuda Israel

Fax: +972-3-6346449

Either Party may change its address for notice by giving notice thereof in the manner set forth in this Section 17.4.

17.5 Entire Agreement; Amendments. This Agreement, including the Appendices attached hereto and referenced herein, constitutes the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement with respect to the specific subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof. No terms, conditions, understandings or agreements purporting to amend, modify or vary the terms of this Agreement (including any Appendix hereto) shall be binding unless hereafter made in a written instrument referencing this Agreement and signed by each of the Parties.

17.6 Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the Kingdom of England and Wales, without giving effect to its conflicts of laws provisions. Any dispute under this Agreement which cannot be resolved amicably shall be settled by the, shall be finally settled under the Rules of Arbitration of the

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International Chamber of Commerce (“ICC”) by one arbitrator appointed in accordance with the said rules. The award shall be final and binding and enforceable in any court of competent jurisdiction. The arbitration shall be held in London, United Kingdom, in English language.

17.7 Counterparts. This Agreement and any amendment hereto may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument. This Agreement shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature.

17.8 Severability. If any part of this Agreement shall be found to be invalid or unenforceable under applicable law in any jurisdiction, such part shall be ineffective only to the extent of such invalidity or unenforceability in such jurisdiction, without in any way affecting the remaining parts of this Agreement in that jurisdiction or the validity or enforceability of the Agreement as a whole in any other jurisdiction. In addition, the part that is ineffective shall be reformed in a mutually agreeable manner so as to as nearly approximate the intent of the Parties as possible.

17.9 Titles and Subtitles. All headings, titles and subtitles used in this Agreement (including any Appendix hereto) are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement (or any Appendix hereto).

17.10 Exhibits. All “RECITALS”, “DEFINITIONS”, exhibits and appendices referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

17.11 Pronouns. Where the context requires, (i) all pronouns used herein will be deemed to refer to the masculine, feminine or neuter gender as the context requires, and (ii) the singular context will include the plural and vice versa.

17.12 Assignment. This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns. Neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld. Any permitted assignment of this Agreement by either Party will be conditioned upon that Party’s permitted assignee agreeing in writing to comply with all the terms and conditions contained in this Agreement. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

17.13 Waiver. The failure of any Party at any time or times to require performance of any provision of this Agreement (including any Appendix hereto) will in no manner affect its rights at a later time to enforce the same. No waiver by any Party of any term, provision or condition contained in this Agreement (including any Appendix hereto), whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement (including any Appendix hereto).

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17.14 Dispute Resolution. If the Parties are unable to resolve a dispute, despite its good faith efforts, either Party may refer the dispute to the President of each Party’s respective business unit (or other designee). In the event that no agreement is reached by the Presidents (or other designees) with respect to such dispute within thirty (30) days after its referral to them, either Party may pursue any and all remedies available at law or in equity according to section 17.6 above.

17.15 No Presumption Against Drafter. For purposes of this Agreement, CLIENT hereby waives any rule of construction that requires that ambiguities in this Agreement (including any Appendix hereto) be construed against the drafter.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last signed by the parties hereto.

VASCULAR BIOLOGICS, LTD.

1/05/2012	By:	/s/ Dror Harats
Date		Name: Dror Harats Title: CEO

LONZA HOUSTON, INC.

1/05/2012	By:	/s/ J. David Enloe Jr.
Date		Name: J. David Enloe Jr.
Title: Head of Viral-based Therapeutics

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APPENDIX A

STATEMENT OF WORK

(TO BE ATTACHED)

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APPENDIX A-1

Statement of Work VBLT-001

Formulation Buffer Evaluations for VB-111 Final Product

January 31, 2012

I.	Introduction and Background

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biogenics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

This SOW outlines the performance of [***]. The study will be performed by Lonza Process Development and/or Quality Control personnel, except for the execution of the [***] performed by VBL; assays will be performed under GLP conditions and documented in laboratory notebooks. In addition, a study to evaluate the [***] performed by VBL using samples generated by Lonza and transferred to VBL.

The [***] consist of the following components:

1.	[***]

2.	[***]

3.	[***]

[***]

II.	Project Assumptions

In the development of this SOW, the following assumptions were made:

1.	The two batches of research and development-grade VB-111 provided by VBL will have been documented to be Mycoplasma-free and bioburden-free and/or sterile, prior to their arrival at Lonza;

2.	The VB-111 material provided for the study will be purified and formulated in [***]

3.	For each instance of physical virus particle titer determination, Lonza’s standard [***] method will be utilized. In addition, it is assumed that Lonza’s standard [***] standard curve generation procedure will be followed and will utilize VB-111 Reference Standard in the performance of this activity.

III.	Scope of Work

The scope of the project includes the following tasks:

a.	Sample Preparation

[***]

b.	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

c.	Temperature Storage Condition Stability Study

Following preparation, samples will be transferred to storage [***] at Lonza and provided to VBL for transfer to proper storage temperature and analysis at each time point by VBL as desired by VBL, according to the following analysis plan:

Testing Time point (month)	Storage Condition
	4[o]C	-20[o]C	-80[o]C
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

d.	Deliverables

In addition to sample preparation and study performance, Lonza will compose a Process Development Protocol (PDP) in standard Lonza format prior to study commencement, and upon completion of the [***], a summary report for the [***] in standard Lonza format which will describe the materials and procedures used in, and the results of, the study. Lonza will provide the report to VBL via electronic mail for review prior to report finalization. VBL will be provided with a signed copy of the report for its records.

IV.	Fees and Terms

The fees and payment terms for the activities described above total [***], payable as follows:

1. [***];

2. [***]

Shipments from Lonza to VBL will be made via World Courier and utilize VBL’s World Courier account. In the event that shipments from Lonza to VBL utilize Lonza’s World Courier courier account, such shipment(s) will be invoiced for as pass-through costs and supporting documentation of associated fees will be provided along with the invoice.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

V.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-2

Statement of Work VBLT-002

Small-scale [***] Process Development &

Downstream Process Technology Transfer for VB-111

February 14, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biogenics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

Lonza will provide the following services surrounding the process development activities for the VB-111 product:

[***]

Deliverable

Upon completion of the above activities, Lonza will compose a Technology Transfer Report in standard Lonza format, which will describe the materials and procedures used in, and the results of, the activities associated with this Project Component. Lonza will provide the report to VBL via electronic mail for review prior to report finalization. VBL will be provided with a signed copy of the report for its records.

III.	Fees and Terms

The fees for the activities described above total [***], payable as follows:

1.	[***];

2.	[***]

a.	[***];

b.	[***].

3.	[***]

a.	[***];

b.	[***].

Courier fees for shipments from Lonza to VBL which utilize Lonza’s courier account will be invoiced for as pass-through costs and supporting documentation of associated fees will be provided along with the invoice.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].
Lonza Job Code VBLT-002		Page 1 of 2
CONFIDENTIAL

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-2

Change Order 1 to Statement of Work VBLT-002

Resin Capacity Study for IEX Chromatography Resin

June 12, 2012

I.	Introduction and Background

This Change Order (CO) to Statement of Work (SOW) VBLT-002 between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this CO, the Agreement shall control.

VBL has requested that Lonza perform analysis on samples taken during the performance of the activities as described in SOW VBLT-002, Section II., “Phase 2, [***]” which are incremental to the analyses included in the SOW. The analyses to be performed per this Change Order are listed in Section II.A., below.

In addition, VBL has requested that Lonza evaluate the capacity of the ion exchange (IEX) chromatography resin that is used for the purification of VBL’s VB-111 product, in consideration of the potential need for increasing the size of the column and/or the quantity of resin utilized to purify VB-111 when produced at larger (i.e., 500L) working volumes. VB-111 material produced by Lonza in the performance of the work described in SOW VBLT-002, Section II., “Phase 2, Small Scale Stirred-tank Bioreactor (STB) Process Development,” will be used as test article for the activities described in Section II.B., below.

II.	Scope of Work

A., Incremental Analysis on VB-111 Material

Lonza will perform or coordinate the performance of the following assays, which are incremental to the work scope described in SOW VBLT-002, on two samples of VB-111 material [***] generated in the performance of the work scope described in SOW VBLT-002:

[***]

B., [***]

Deliverable

Upon completion of the above activities, Lonza will compose a Technology Transfer Report in standard Lonza format, which will describe the materials and procedures used in, and the results of, the activities described above, as well as the activities described in SOW VBLT-002. Lonza will provide the report to VBL via electronic mail for review prior to report finalization. VBL will be provided with a signed copy of the report for its records.

III.	Fees and Terms

The fees for the activities described above total [***], payable as follows:

1.	[***];

2.	[***].

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].
Lonza Job Code VBLT-002		Page 1 of 2
CONFIDENTIAL

In the event of a termination of this CO or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].
Lonza Job Code VBLT-002		Page 2 of 2
CONFIDENTIAL

APPENDIX A-3

Statement of Work VBLT-003

[***] Demonstration Run in

Process Development Laboratory Environment

May 7, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. (“Client”) and Lonza Houston, Inc. (“Lonza”) is subject to the Manufacturing Services Agreement dated January 5, 2012 (2012-01-05 VBL-Lonza MSA_fully executed.pdf), between Client, and Lonza (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

Lonza will provide the following services surrounding the process development activities for the VB-111 product:

Upon successful completion of the deliverables described in SOW-002, Lonza will perform [***].

[***]

Deliverable

Upon completion of the above activities, Lonza will compose a Report in standard Lonza format, which will describe the materials and procedures used in, and the results of, the activities associated with this Project Component. Lonza will provide the report to Client via electronic mail for review prior to report finalization. Client will be provided with a signed copy of the report for its records.

III.	Fees and Terms

The fees for the activities described above total [***], payable as follows:

1.	[***];

2.	[***]

3.	[***]

Courier fees for shipments from Lonza to Client which utilize Lonza’s courier account will be invoiced for as pass-through costs and supporting documentation of associated fees will be provided along with the invoice.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, Client shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].
Lonza Job Code VBLT-003		Page 1 of 2
CONFIDENTIAL

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].
Lonza Job Code VBLT-003		Page 2 of 2
CONFIDENTIAL

APPENDIX A4 -Statement of Work VBLT-004 Purchase of Cell Culture

Medium for VB-111 Production at the [***] Scale

June 12, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologies, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologies, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

Lonza and VBL are currently planning for Lonza to perform a [***] production batch of VBL’s VB-111 product during Quarter 4 2012. To provide a sufficient quantity of medium to produce [***].

II.	Scope of Work

Lonza will order [***]. The [***] to be produced as soon as possible; the second [***] is to be produced two to three months after the first batch.

III.	Fees and Terms

The cost of each [***], supplied in [***] USD.

The Lonza fee for medium procurement and receiving is [***], in addition to the batch cost.

The total fee for the activities described above is [***], payable as follows:

1.	[***];

2.	[***].

Any shipping and handling fees and sales tax charged by [***] and/or FedEx to Lonza will be passed through to VBL at no mark-up.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-004		Page 1 of 2
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Lonza Job Code VBLT-004

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-4 Statement of

Work VBLT-005 VB-111

Sample Analysis July 5, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologies, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologies, Ltd. (“VBL”), and Lonza Houston, Inc. (‘Lonza’) (the “Agreement”) and is incorporated therein and made a part of such Agreement, in the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza analyze five samples of its VB-111 Drug Product using Lonza’s [***]. The samples and documentation of each sample’s Mycoplasma-free and sterile or bioburden-free status will be provided to Lonza by VBL, at VBL’s sole expense. The VB-111 samples to be analyzed are one sample from each of the following lots:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

II.	Scope of Work

Lonza Quality Control (QC) personnel will perform two executions of assay [***], analyzing three of the VB-111 samples on one assay and the other two VB-111 samples on one separate assay. Upon assay completion, the assay documentation will be audited by Lonza QC and Quality Assurance personnel.

VBL will be provided with QA-reviewed and -approved assay documentation for its records.

III.	Pees and Terms

The fee for each [***] assay is [***] USD for the first sample [***] for each additional sample submitted and analyzed simultaneously on the same Test Record Form, up to three total samples per assay. To analyze [***] samples, two separate assays are required. Thus, the total fee for the activities as described above is [***] USD, 100% payable upon Lonza’s issuance of the assay documentation to VBL.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and aN work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc		Vascular Biologies, Ltd.

By	[Illegible]	By:	/s/ Amos Ron

Name:	[Illegible]	Name:	Amos Ron

Title:		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-005		Page 1 of 1
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-6

Statement of Work VBLT-006

50L GMP Production & Analysis of VB-111

September 6, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza produce VBL’s VB-111 product under cGMP conditions at the [***], as well as perform in-process and release testing on the VB-111 material as outlined in Section III., below.

II.	Project Assumptions

In the development of this SOW, the following assumptions were made:

1.	United States Pharmacopoeia (USP) and FDA, as well as European Pharmacopoeia (EP) and European Medicines Agency (EMA), guidelines will be followed in the manufacture and analysis of VB-111;

2.	PER.C6 cell and VB-111 materials provided by VBL will have been certified to be bioburden-free and/or sterile and Mycoplasma-free, prior to their arrival at Lonza;

3.	[***];

4.	[***];

5.	[***];

6.	[***];

7.	[***];

8.	[***];

9.	VB-111 Drug Product will be filled using a [***] in accordance with EMA guidelines into [***];

10.	Based on previous discussions with VBL, it is estimated that [***];

Lonza Job Code VBLT-006		Page 1 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

11.	Product release testing will be performed and/or coordinated by Lonza, with the exception of the assays designated in Section III., below, to be performed by VBL. Lonza will, at the written direction of VBL, sample the VB-111 material as needed for these assays and provide the samples to VBL for analysis by VBL or a VBL-designated third-party testing laboratory;

12.	[***].

13.	[***].

14.	The quality agreement signed between Lonza and VBL will be an addendum to this agreement.

III.	Scope of Work

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

a.	Materials Transfer from VBL to Lonza	[***]	[***]	N/A

b.	Manufacturing Preparation: Project-Specific GMP Documentation

Lonza will create documents specific to the project, including but not limited to: Specifications and Part Numbers for VB-111 product intermediates, raw materials such as resins, filters, columns, buffers, etc.; Master Label for DP; Certificates of Analysis for BDS and DP; Sample Transfer Forms for BDS and DP; In-process Testing and Yield Form; Product-specific Master Flow Record; Formulation Records for the Final Formulation Buffer and various buffers for downstream processing; product-specific Manufacturing Batch Records, Component Assembly Records.

Information presented within summary reports developed by Lonza Process Development personnel, as well as information contained within the technical documentation provided by VBL, will be utilized and referenced in the development of the VB-111 project GMP documentation. Draft Manufacturing Batch Records and other draft GMP documentation, as appropriate and reasonably desired by VBL, will be provided to VBL for review and approval prior to implementation and use by Lonza.

			[***]	[***]

Lonza Job Code VBLT-006		Page 2 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

c.	Manufacturing Preparation: Product-Dedicated Equipment Procurement

Lonza will purchase, install, and qualify (as appropriate) product-dedicated equipment, including but not limited to:

[***]

Product-dedicated equipment will be designated property of VBL and may be used for future GMP batches of VB-111.

Lonza shall have the right of possession and control of the equipment. Title to the equipment shall at all times remain with Client and the equipment shall be owned by Client. All costs for maintenance, service, repairs and replacements shall be borne by Client. Client shall bear all risk of loss of equipment in Lonza’s possession, except for losses due to the gross negligence or willful misconduct of Lonza.

			[***]	[***]

Lonza Job Code VBLT-006		Page 3 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

d.	cGMP Manufacturing of VB-111 Clinical Lot [***]

Upon successful completion of the [***] Process Development run currently underway at Lonza per SOW VBLT-005, and utilizing official GMP documentation and VB-111-dedicated equipment obtained and qualified during Project Components b. and c., Lonza Manufacturing personnel will produce VB-111 clinical trial material in one GMP production run at the [***] scale utilizing [***].

Cells from the [***] provided by VBL will be utilized in the production of the batch. VB-111 infection and harvest parameters as previously identified by VBL and by Lonza Process Development personnel in the performance of SOWs A-2 and A-3 will be utilized throughout the production process. Standard Lonza SOP’s will be used where possible, except those project-specific documents created during Project Component b.

As stated in Section II., Project Assumptions, above, it is estimated that approximately [***].

Production will occur in Lonza’s multi-product GMP manufacturing facility at 8076 El Rio Street in Houston, Texas USA. Copies of all controlled documents executed during batch preparation will be uploaded to the VBL Projects site on the Lonza Extranet following Lonza Quality Assurance review for compliance.

			[***]	[***]

e.	Cleaning Verification Study	Post-production, Lonza will perform [***] testing [***].	[***]	[***]

Lonza Job Code VBLT-006		Page 4 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)
f.	In-Process and Release Testing, VB-111 Bulk Drug Substance

Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon Bulk Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the BDS will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly. Assay quantities are considered to be “1,” unless otherwise noted. In addition and as desired by VBL, Lonza will take VB-111 samples throughout the production process in addition to those listed herein, to be analyzed under separate SOW(s), as appropriate and as desired by VBL.

				[***]	[***]
		Assay	Vendor / Protocol
HARVEST
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
IN-PROCESS
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
FINAL FORMULATED BULK
		[***]	[***]

*	Assay will be performed/coordinated by VBL and will not be reported on the Lonza-issued Certificate of Analysis.
y	Assay will be performed/coordinated by Lonza and the results reported to VBL for information only. Results will not be included on the Lonza-issued Certificate of Analysis.

Lonza Job Code VBLT-006		Page 5 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

g.	Release Testing, VB-111 Drug Product

Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon DP Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the DP will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly.

				[***]	[***]
		Assay	Vendor / Protocol
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
(Continued below)

Lonza Job Code VBLT-006		Page 6 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)
g. (Cont’d)	Release Testing, VB-111 Drug Product (Cont’d)	Assay	Vendor / Protocol	See above	See above
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

*	Assay will be performed/coordinated by VBL and will not be reported on the Lonza-issued Certificate of Analysis.
**	Assay will be performed by both Lonza and VBL and the results compared. Only the Lonza result will be reported on the Lonza-issued Certificate of Analysis.

Deliverable for Project Components f. and g.	Lonza Quality Assurance representatives will review all testing records/reports and will issue Certificates of Analysis for VB-111 DS and DP for review by VBL or a VBL-designated Qualified Person (QP). VBL personnel or a delegate will be responsible for release of the DS and DP for use.	2 weeks	Included

TOTAL, VB-111: PROCESS DEVELOPMENT, GMP MANUFACTURE, AND ANALYSIS		[***]	[***]
OTHER SERVICES

Regulatory Support	Lonza Viral has extensive Regulatory experience both with FDA and EMA, and if desired, will perform consulting services on VBL’s behalf. Examples of such activities include the assembly of documents or data-mining of information for inclusion in a Product Master File; writing, reviewing, or editing of Chemistry, Manufacturing, and Controls (CMC) sections of regulatory filings; participation in teleconferences with regulatory agencies, etc.	As needed	[***]

Lonza Job Code VBLT-006		Page 7 of 8
CONFIDENTIAL
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

Product Storage		Lonza will store vialed product in fully monitored, GMP conditions free of charge for a period of up to thirty (30) days after issuance of the product’s Certificate of Analysis. [***]	Monthly	To be Determined

IV.	Fees and Terms

The total fee for the activities described above, not inclusive of Regulatory Support and Product Storage services, is [***], payable as follows:

[***]

Fees for Regulatory Support services will be invoiced for on a monthly basis, as applicable. Fees for Product Storage, if applicable, will be invoiced for on a semi-annual basis, in advance.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

V.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-006	Page 8 of 8
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-7 Statement of Work VBLT-007 Stability

Study [***] November 5, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologies, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologies, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza, via [***], perform a stability study on the [***], which is used in the manufacture of VBL’s VB-111 product. The lot of [***] be analyzed is currently being produced by [***] for Lonza on behalf of VBL under SOW VBLT-004, “Purchase of [***] for VB-111 Production at the [***],” dated June 12, 2012.

II.	Scope of Work

Lonza will coordinate the performance of a stability study on one lot of [***] as described in the attached study protocol, “Product Chemical Stability Study” on GMP product number [***], to evaluate product stability over one year when stored at [***]. Client hereby agrees to the terms of such attached study protocol.

Lonza Quality Control and Quality Assurance personnel will review each report provided to Lonza by [***], and will provide an electronic copy of each report to VBL for its records upon completion of Lonza’s review of each report. The reports will be issued by [***] according to the following time schedule:

a.	An Interim Report will be provided within four weeks of completion of the tests at each of the 3-6-, , and 10-month time points;

b.	A Final Report will be provided within four weeks of completion of the tests at the 13-month time point.

Lonza shall not be responsible for any act or omission of [***], including any delay [***] in releasing any report.

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Lonza Job Code VBLT-007	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of (i) unmarketable materials which have become unusable by reason of termination and (ii) services from a third party), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologies, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-007	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-8

Statement of Work VBLT-008

Procurement of Dedicated Equipment for Large-Scale VB-111 GMP Production

September 21, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

Production of VBL’s VB-111 product at the [***] at Lonza is planned to occur in the late 2012 to early 2013 timeframe under a separate SOW. The [***].

II.	Scope of Work

The following items will be purchased by Lonza from [***] VBL’s behalf, in support of VB-111 production:

Item / Description	Qty	GEHC Catalog No.	Cost, ea (USD)	Total Cost (USD)

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

			[***]	[***]

III.	Fees and Terms

Should shipping and handling fees for the items listed above be assessed by [***], Lonza will invoice VBL for the charges as a pass-through cost.

The total fee for the items listed above, not inclusive of any shipping and handling charges, is [***], payable as follows:

[***]

These items will be designated property of VBL and may be used for future GMP batches of VB-111.

Lonza shall have the right of possession and control of the equipment. Title to the equipment shall at all times remain with Client and the equipment shall be owned by Client. All costs for maintenance, service, repairs and replacements shall be borne by Client. Client shall bear all risk of loss of equipment in Lonza’s possession, except for losses due to the gross negligence or willful misconduct of Lonza.

Lonza Job Code VBLT-008	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials and equipment, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-008	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-9

Statement of Work VBLT-009

Evaluation of [***]

December 22, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza evaluate the use of [***] in the VB-111 production process. Lonza has drafted and VBL has reviewed and approved the plan for this study, entitled, [***].

II.	Scope of Work

Lonza Process Development (PD) personnel will perform the study as described in the attached study plan. The study includes [***]. The below table outlines the samples to be taken and the analyses to be performed on the sampled material:

Sample Material	Quantity Samples	Assay

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	[***] will be performed by PD; R&D-grade
**	Retained samples will be stored at [***] in Lonza PD in anticipation of future analysis if VBL so requests in writing, in which case a Change Order to this SOW will be drafted to document the incremental work scope and associated fees.

Upon the completion of the study, Lonza will draft a brief Summary Report in standard Lonza format which will describe the materials, equipment, and procedures which were utilized throughout the study, as well as the study results and conclusions. An electronic copy of the report will be provided to VBL for review and approval prior to finalization. Upon its finalization VBL will be provided with a signed electronic copy of the report for its records.

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of

Lonza Job Code VBLT-009	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-009	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-10

Statement of Work VBLT-010

VB-111 Drug Product Room Temperature Stability Study and Sample Analysis

November 9, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

The work scope includes the execution of two activities, as described below:

A.	Drug Product Stability Study at Room Temperature

[***]

Lonza Process Development (PD) and Quality Control (QC) personnel will execute the study outlined in the attached file, [***].” In addition to study planning, set-up, sampling, and documentation, four samples will be tested using [***]. The assays will be performed on official Quality Assurance-issued Test Record Forms. Upon assay completion, the assay documentation will be audited by Lonza QC and Quality Assurance personnel.

Upon study completion, a Summary Report will be created by Lonza in standard Lonza format, which will be provided to VBL for review prior to finalization.

Should additional testing be desired by VBL, this testing would be captured under a separate SOW or via a Change Order to this SOW.

B.	Analysis of VB-111 for [***]

Lonza QC will analyze five samples of the VB-111 Drug Product using [***]:

[***]

[***] Upon assay completion, the assay documentation will be audited by Lonza QC and Quality Assurance personnel.

VBL will be provided with QA-reviewed and –approved assay documentation for its records.

III.	Fees and Terms

The fee for the activities described above is as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-010	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-010	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-11

Statement of Work VBLT-011

Evaluation of [***]

December 5, 2012

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

In consideration of the high cost of the [***]

II.	Scope of Work

[***]

Upon the completion of the study as described in [***], Lonza will draft a Summary Report in standard Lonza format which will describe the materials, equipment, and procedures which were utilized throughout the study, as well as the study results and conclusions. An electronic copy of the report will be provided to VBL for review and approval prior to finalization. Upon its finalization VBL will be provided with a signed electronic copy of the report for its records.

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-011	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-011	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-12

Statement of Work VBLT-012

[***]

February 26, 2013

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

[***]

II.	Scope of Work

Lonza Validation personnel will perform the study as described in the attached study plan.

Upon the completion of the study, Lonza will draft a brief Summary Report in standard Lonza format which will describe the materials, equipment, and procedures which were utilized throughout the study, as well as the study results and conclusions. An electronic copy of the report will be provided to VBL for review and approval prior to finalization. Upon its finalization VBL will be provided with a signed electronic copy of the report for its records.

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-012	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-012	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Amended and Restated APPENDIX A-13

Statement of Work VBLT-013

[***] GMP Production & Analysis of VB-111

May 23, 2013

I.	Introduction

This Amended and Restated Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza produce VBL’s VB-111 product under cGMP conditions at the [***], as well as perform in-process and release testing on the VB-111 material as outlined in Section II., below.

This Amended and Restated Appendix A-13, Statement of Work VBLT-013, [***] replaces in its entirety the original Appendix A-13, Statement of Work VBLT-013, [***] entered by the parties, dated December 20, 2012 (the “Original SOW”).

II.	Scope of Work

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

a.	Manufacturing Preparation: Project-Specific GMP Documentation

Lonza will create documents specific to the project, including but not limited to: Specifications and Part Numbers for VB-111 product intermediates, raw materials such as [***]; In-process Testing and Yield Form; Product-specific Master Flow Record; Formulation Records for the Final Formulation Buffer and various buffers for downstream processing; product-specific Manufacturing Batch Records, Component Assembly Records.

Information presented within summary reports developed by Lonza Process Development personnel, as well as information contained within the technical documentation provided by VBL, will be utilized and referenced in the development of the VB-111 project GMP documentation. Draft Manufacturing Batch Records and other draft GMP documentation, as appropriate and reasonably requested by VBL, will be provided to VBL for prompt review and approval prior to implementation and use by Lonza.

			[***]	[***]

Lonza Job Code VBLT-0013	Page 1 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

b.	Manufacturing Preparation: Product-dedicated Equipment Installation & Qualification

The following items which were purchased by VBL for this project per SOW A-8 will be utilized in the production of VB-111 at the [***]:

[***]

This product-dedicated equipment will be designated property of VBL and may be used for future GMP batches of VB-111.

Lonza shall have the right of possession and control of the equipment. Title to the equipment shall at all times remain with Client and the equipment shall be owned by Client. All costs for maintenance, service, repairs and replacements shall be borne by Client. Client shall bear all risk of loss of equipment in Lonza’s possession, except for losses due to the gross negligence or willful misconduct of Lonza.

The fee at right represents the fee for installing and qualifying the [***].

			[***]	[***]

c.	Refrigerated Storage Container Preparation & Rental	As the large quantity of refrigerated buffers and cell culture media that will be used throughout this project exceeds the quantity that Lonza’s cold room can accommodate at one time, a portable refrigerated storage container will be leased by Lonza from an equipment supply vendor for use throughout the duration of this project to supplement the cold room storage space. The container (20’ long x 8’ wide x 8.5’ high) is designed to maintain temperatures of [***] and will be transported and delivered to Lonza, where it will remain on-site until the project is complete. The fee at right represents the fee for container transport to Lonza; the monthly rental fee for up to 4 months; and for supplying electricity to the container. If the project extends beyond 4 months, VBL shall be charged an additional [***] per month. Temperature data will be electronically monitored regularly.	[***]	[***]

Lonza Job Code VBLT-013	Page 2 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

d.	cGMP Manufacturing of VB-111 Clinical Lot [***]

Utilizing official GMP documentation created under Project Component a. and VB-111-dedicated equipment obtained and qualified during in the performance of SOW A-8 and Project Component b., Lonza Manufacturing personnel will produce VB-111 clinical trial material in one GMP production run at the [***] as the production reactor. [***].

[***] as previously identified by VBL and by Lonza Process Development and Manufacturing personnel in the performance of SOWs A-2, A-3, and A-6 will be utilized throughout the production process. Standard Lonza SOP’s will be used where possible, except those project-specific documents created during Project Component a.

[***]

Production will occur in Lonza’s multi-product GMP2 manufacturing facility at 8076 El Rio Street in Houston, Texas USA. Copies of all controlled documents executed during batch preparation will be uploaded to the VBL Projects site on the Lonza Extranet following Lonza Quality Assurance review for compliance.

			[***]	[***]

Lonza Job Code VBLT-013	Page 3 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description				Estimated Duration	Fee (USD)

e.	Additional Harvest and Downstream Processing Materials

Changes in quantities and types of some production raw materials from those originally contemplated have resulted in the need for Lonza to purchase additional materials in support of this [***]. These items are as follows:

						[***]	[***]
		Item	Purpose	Manufacturer /Vendor	Qty
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
[***]

Lonza Job Code VBLT-013	Page 4 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

f.	Satellite Cultures in Process Development

At the time the GMP culture is transferred from the [***]

The process and monitoring described above will be repeated when the culture is transferred [***]. This satellite culture will be discontinued after four days post-infection and will not be harvested or purified. Results of tests performed throughout the culture will be provided to VBL in summary table format.

			[***]	[***]

Lonza Job Code VBLT-013	Page 5 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

g.	Cleaning Verification Study	Post-production, Lonza will perform [***].	3 weeks	[***]

Lonza Job Code VBLT-013	Page 6 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

h.	In-Process and Release Testing, VB-111 Harvest

Lonza will coordinate the performance of required contract and in-house testing on the VB-111 Harvest material as required by the agreed-upon Bulk Drug Substance Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the Harvest will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly. Assay quantities are considered to be “1,” unless otherwise noted. In addition and as reasonably requested in writing by VBL, Lonza will take VB-111 samples throughout the production process in addition to those listed herein, to be analyzed under separate SOW(s), as appropriate and as reasonably requested in writing by VBL.

				[***]	[***]
		Assay	Vendor / Protocol
HARVEST
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
IN-PROCESS
		[***]	[***]
		[***]	[***]
		[***]	[***]

		[***]	[***]

*	Assay will be performed/coordinated by VBL, at VBL’s sole expense and responsibility, and will not be reported on the Lonza-issued Certificate of Analysis.
Y	Assay will be performed/coordinated by Lonza and the results reported to VBL for information only. Results will not be included on the Lonza-issued Certificate of Analysis.

Lonza Job Code VBLT-013	Page 7 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

i.	In-Process and Release Testing, VB-111 Bulk Drug Substance

Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon Bulk Certificates of Analysis. A list of recommended analyses is below; the price estimate assumes that the BDS will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly. Assay quantities are considered to be “1,” unless otherwise noted. In addition and as reasonably requested in writing by VBL, Lonza will take VB-111 samples throughout the production process in addition to those listed herein, to be analyzed under separate SOW(s), as appropriate and as reasonably requested in writing by VBL. Results of assays performed on the VB-111 material as described below will be included in the Certificate of Analysis for each Bulk Drug Substance.

				[***]	[***]
		Assay	Vendor / Protocol
IN-PROCESS
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
FINAL FORMULATED BULK
		[***]	[***]
		[***]	[***]

*	Assay will be performed/coordinated by VBL, at VBL’s sole expense and responsibility, and will not be reported on the Lonza-issued Certificate of Analysis.
Y	Assay will be performed/coordinated by Lonza and the results reported to VBL for information only. Results will not be included on the Lonza-issued Certificate of Analysis.

Lonza Job Code VBLT-013	Page 8 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

j.	Release Testing, VB-111 Drug Product

Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon DP Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the DP will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly.

				[***]	[***]
		Assay	Vendor / Protocol
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

(Continued below)

Lonza Job Code VBLT-013	Page 9 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description		Detailed Description	Estimated Duration	Fee (USD)
j. (Cont’d)	Release Testing, VB-111 Drug Product (Cont’d)	Assay	Vendor / Protocol	See above	See above
		[***]	[***]
		[***]	[***]
		*	Assay will be performed/coordinated by VBL, at VBL’s sole expense and responsibility, and will not be reported on the Lonza-issued Certificate of Analysis.

		**	Assay will be performed by both Lonza and VBL and the results compared. Only the Lonza result will be reported on the Lonza-issued Certificate of Analysis.

Deliverable for Project Components h., i., and j.		Lonza Quality Assurance representatives will review testing records/reports and will issue Certificates of Analysis for VB-111 Harvest, DS and DP for review by VBL or a VBL-designated Qualified Person (QP). VBL personnel or a delegate will be responsible for release of the Harvest, DS and DP for use.		[***]	[***]

k.	R&D-grade VB-111 In-Process Testing	The following analyses will be performed by Lonza Process Development personnel on VB-111 samples taken throughout the GMP production process:		[***]	[***]
		Assay	Quantity
		[***]	[***]
		[***]	[***]
		[***]	[***]
Analysis activities will be documented in laboratory notebooks and the results reported to VBL in an electronic Excel file.

			[***]	[***]	[***]

OTHER SERVICES

Regulatory Support

Lonza Viral has extensive Regulatory experience both with FDA and EMA, and if desired, will perform consulting services on VBL’s behalf. Examples of such activities include the assembly of documents or data-mining of information for inclusion in a Product Master File; writing, reviewing, or editing of Chemistry, Manufacturing, and Controls (CMC) sections of regulatory filings; participation in teleconferences with regulatory agencies, etc.

				As needed	[***]

Lonza Job Code VBLT-013	Page 10 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

Product Storage

Lonza will store vialed product in fully monitored, GMP conditions free of charge for a period of up to thirty (30) days after issuance of the product’s Certificate of Analysis.

After the 30-day complimentary storage period, Lonza will provide ongoing GMP product storage at ≤-60ºC, as follows:

[***]

			Monthly	To be Determined

III.	Fees and Terms

The total fee for the activities described above, not inclusive of Regulatory Support and Product Storage services, is [***], payable as follows:

[***]

Fees for Regulatory Support services will be invoiced for on a monthly basis, as applicable. Fees for Product Storage, if applicable, will be invoiced for on a semi-annual basis, in advance.

For each shipment of final product or other VB-111 materials samples to VBL, BioReliance or other parties at VBL’s written request, Lonza will charge a fee of [***] for handling and shipment preparation. Courier fees will be charged in addition to the shipping and handling fee should Lonza’s World Courier account be used instead of VBL’s World Courier account. Courier fees will not be charged should VBL’s World Courier account be used instead of Lonza’s. Fees for shipping services will be invoiced for on a monthly basis, as applicable.

Fees for additional materials as outlined in Project Component e., “Additional Harvest and Downstream Processing Materials,” if applicable, will be invoiced for after completion of the downstream processing activities.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-013	Page 11 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-013	Page 12 of 12
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-14

Statement of Work VBLT-014

VB-111 Sample Analysis

January 31, 2013

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza coordinate the performance of integrity testing on the container/closure that will be used for vialing VBL’s VB-111 Drug Product. The container/closure unit consists of [***].

II.	Scope of Work

Lonza Quality Control (QC) personnel will coordinate the performance of [***].

VBL will be provided with a scanned electronic copy of the Lonza QA-reviewed and –approved assay final report documentation from [***] for its records.

III.	Fees and Terms

[***].

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-014	Page 1 of 1
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-15

Statement of Work VBLT-015

[***]

February 26, 2013

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

[***]

II.	Scope of Work

Lonza Process Development and Quality Control personnel will perform the study as described in the attached study plan. Sample analysis will be performed by Lonza QC personnel; testing documentation will be audited by Lonza QC and Quality Assurance personnel. The following analyses will be performed on the samples collected during the study:

•	Lonza method [***] (one assay execution to analyze 4 samples)

•	Lonza method [***] (one assay execution to analyze 4 samples)

Upon the completion of the study, Lonza will draft a brief Summary Report in standard Lonza format which will describe the materials, equipment, and procedures which were utilized throughout the study, as well as the study results and conclusions. An electronic copy of the report will be provided to VBL for review and approval prior to finalization. Upon its finalization VBL will be provided with a signed electronic copy of the report for its records.

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-015	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-015	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Amended and Restated APPENDIX A-16

Statement of Work VBLT-016

Analysis of VB-111

May 23, 2013

I.	Introduction and Background

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

[***]. The purpose of this Amended and Restated Appendix A-16, Statement of Work VBLT-016, is to remove the cGMP Production of VB-111 Drug Product and GMP-grade Release Testing for VB-111 Drug Product from the Scope of Work of SOW VBLT-016. This Amended and Restated Appendix A-16, Statement of Work VBLT-016, “Analysis of VB-111,” replaces in its entirety the original Appendix A-16, Statement of Work VBLT-016, “GMP Filling & Analysis of VB-111,” entered by the parties, dated March 14, 2013 (the “Original SOW”).

II.	Scope of Work

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

a.	GMP-grade In-Process and Release Testing, VB- 111 Bulk Drug Substance	Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon Bulk Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the BDS will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly. Assay quantities are considered to be “1,” unless otherwise noted. In addition and as requested by VBL, Lonza will take VB-111 samples throughout the production process in addition to those listed herein, to be analyzed under separate SOW(s), as appropriate and as desired by VBL.		[***]	[***]
		Assay	Vendor / Protocol
HARVEST
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
(Continued below)

Lonza Job Code VBLT-006b	Page 1 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)
		Assay	Vendor / Protocol

a., Cont’d	GMP-grade In-Process and Release Testing, VB- 111 Bulk Drug Substance, Cont’d	IN-PROCESS		See above	See above
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
FINAL FORMULATED BULK
		[***]	[***]
		[***]	[***]

* Assay will be performed/coordinated by VBL and will not be reported on the Lonza-issued Certificate of Analysis. Cost is not included in fee at right.
y Assay will be performed/coordinated by Lonza and the results reported to VBL for information only. Results will not be included on the Lonza-issued Certificate of Analysis.

Deliverable for Project Component a.		Lonza Quality Assurance representatives will review all Lonza-performed or –coordinated testing records/reports and will issue a Certificate of Analysis for VB-111 BDS for review by VBL or a VBL-designated Qualified Person (QP).		[***]	Included

b.	R&D-grade VB- 111 In-Process Testing	The following analyses will be performed by Lonza Process Development personnel on VB-111 samples taken throughout the GMP production process:
		Assay	Quantity
		[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]

Analysis activities will be documented in laboratory notebooks and the results reported to VBL in an electronic Excel file comparing the process step-yields for the production of lots S820002 and S820001.

		TOTAL, VB-111 ANALYSIS		[***]	[***]

Lonza Job Code VBLT-006b	Page 2 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

III.	Fees and Terms

The total fee for the activities described above is [***], payable as follows:

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

For each shipment of final product or other VB-111 materials samples to VBL, BioReliance or other parties at VBL’s written request, as of the date of this Amended and Restated SOW VBLT-016, Lonza will charge a fee of [***] USD for handling and shipment preparation. Courier fees will be charged in addition to the shipping and handling fee should Lonza’s World Courier account be used instead of VBL’s World Courier account. Courier fees will not be charged should VBL’s World Courier account be used instead of Lonza’s. Fees for shipping services will be invoiced for on a monthly basis, as applicable.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-006b	Page 3 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-17

Statement of Work VBLT-017

GMP Filling & Analysis of VB-111

May 23, 2013

I.	Introduction and Background

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

a.	cGMP Production of VB-111 Drug Product	[***]

GMP documentation such as the DP Quality Control Sample Transfer Form, Master Label for DP, and BDS and DP Certificates of Analysis for VB-111, which were created during the performance of SOW 6, will be used throughout the performance of this SOW. Draft GMP documentation, as appropriate and reasonably requested by VBL, will be provided to VBL for review and approval prior to implementation and use by Lonza.

			[***]	[***]

Production of DP will occur in Lonza’s multi-product GMP manufacturing facility at 8066 El Rio Street in Houston, Texas USA. Copies of all controlled documents executed during batch preparation will be sent by air mail to VBL at VBL’s expense following Lonza Quality Assurance review for compliance.

Lonza Job Code VBLT-006c	Page 1 of 5
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

b.	GMP-grade In-Process and Release Testing, VB-111 Bulk Drug Substance	Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon Bulk Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the BDS will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly. Assay quantities are considered to be “1,” unless otherwise noted. In addition and as requested by VBL, Lonza will take VB-111 samples through out the production process in addition to those listed herein, to be analyzed under separate SOW(s), as appropriate and as desired by VBL.		[***]	[***]
		Assay	Vendor / Protocol
HARVEST
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
[***]
		[***]	[***]
		[***]	[***]
[***]

Lonza Job Code VBLT-006c	Page 2 of 5
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

c.	GMP-grade Release Testing, VB-111 Drug Product	Lonza will coordinate the performance of required contract and in-house testing as required by the agreed-upon DP Certificate of Analysis. A list of recommended analyses is below; the price estimate assumes that the DP will be analyzed using the methods listed. Should VBL desire to add to or remove tests from the list, or to use a version of a test that is different than the method listed, the price will be adjusted accordingly.
		Assay	Vendor / Protocol
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
(Continued below)

Lonza Job Code VBLT-006c	Page 3 of 5
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description		Estimated Duration	Fee (USD)

		Assay	Vendor / Protocol

c. (Cont’d)	Release Testing, VB-111 Drug Product (Cont’d)	[***]	[***]	See above	See above
		[***]	[***]
* Assay will be performed/coordinated by VBL and will not be reported on the Lonza-issued Certificate of Analysis.
** Assay will be performed by both Lonza and VBL and the results compared. Only the Lonza result will be reported on the Lonza-issued Certificate of Analysis.
Deliverable for Project Components b. and c.

Lonza Quality Assurance representatives will review all Lonza-performed or –coordinated testing records/reports and will issue Certificates of Analysis for VB-111 DS and DP for review by VBL or a VBL-designated Qualified Person (QP). VBL personnel or a delegate will be responsible for release of the DP for use in the clinic.

				2 weeks	Included
The following analyses will be performed by Lonza Process Development personnel on VB-111 samples taken throughout the GMP production process:

		Assay	Quantity

d.	R&D-grade VB- 111 In-Process Testing	[***]	[***]
				[***]	[***]
		[***]	[***]
		[***]	[***]
[***]

TOTAL, VB-111: DRUG PRODUCT GMP MANUFACTURE AND ANALYSIS				[***]	[***]

OTHER SERVICES

Regulatory Support		Lonza Viral has extensive Regulatory experience both with FDA and EMA, and if desired, will perform consulting services on VBL’s behalf. Examples of such activities include the assembly of documents or data-mining of information for inclusion in a Product Master File; writing, reviewing, or editing of Chemistry, Manufacturing, and Controls (CMC) sections of regulatory filings; participation in teleconferences with regulatory agencies, etc.		As needed	[***]

Lonza Job Code VBLT-006c	Page 4 of 5
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Project Component	Description	Detailed Description	Estimated Duration	Fee (USD)

Product Storage		[***]	Monthly	To be Determined

III.	Fees and Terms

The total fee for the activities described above, not inclusive of Regulatory Support and Product Storage services, is [***], payable as follows:

[***]

Fees for Regulatory Support services will be invoiced for on a monthly basis, as applicable. Fees for Product Storage, if applicable, will be invoiced for on a semi-annual basis, in advance.

[***]

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Amos Ron

J. David Enloe, Jr.		Name:	Amos Ron

Head, Viral-based Therapeutics		Title:	Chief Financial Officer

Date:		Date:

Lonza Job Code VBLT-006c	Page 5 of 5
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-18

Statement of Work VBLT-018

VB-111 Sample Analysis for [***]

August 22, 2013

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

VBL has requested that Lonza coordinate the performance of VB-111 in-process sample analysis for determination [***].

II.	Scope of Work

Lonza Quality Control (QC) personnel will coordinate the performance of “for information only” [***] Lonza will provide the following samples of VB-111 material [***] for analysis:

Lonza Part No.	Description	Qty
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The samples will be analyzed by [***].

Deliverable: Lonza will provide VBL with an electronic copy of the report provided to Lonza by Dow, which will consist of a summary of results including a general description of test method, [***]. Follow-up consultation of up to 0.5 hours to clarify report content with [***] is included in the testing fee; consultation beyond [***] and any changes to the result reporting format and/or report will be charged at a rate [***].

III.	Fees and Terms

The fee for this activity, exclusive of any additional fees for consultation or report or result reporting format revision, is [***], 100% payable upon Lonza providing a copy of the analysis report to VBL. Should consultation [***] hours or should Lonza be charged by [***] for report or result reporting format revisions, a separate invoice will be issued by Lonza to VBL for the applicable charges at [***] USD/hour.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall pay reasonable costs incurred by Lonza up to the effective date of termination (including out-of-pocket losses to Lonza for purchase of unmarketable materials which have become unusable by reason of termination), all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

Lonza Job Code VBLT-018	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ J. David Enloe, Jr.	By:	/s/ Eyal Breitbart

J. David Enloe, Jr.		Name:	Eyal Breitbart

Head, Viral-based Therapeutics		Title:	Vice President, Research and Operations

Date:		Date:

Lonza Job Code VBLT-005	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-19

Statement of Work VBLT-019

Regulatory Support Services

January 15, 2014 (“SOW Date”)

I.	Introduction

This Statement of Work (SOW) between Vascular Biologies, Ltd. (“VBL”) and Lonza Houston, Inc. (“Lonza”) is subject to the Manufacturing Services Agreement dated January 5, 2012, between VBL., and Lonza (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

Lonza personnel will act as consultant(s) to VBL with respect to developing [***]. Lonza will perform these activities as directed by the Client in writing. It is estimated that these activities will take approximately 50 hours. Other activities can be performed under this SOW as mutually agreed by the parties in writing.

III.	Fees and Terms

Fees will be charged on a monthly or less frequent basis. Lonza will charge a labor fee of [***]. All invoices are due upon receipt. Labor fees may be adjusted by Lonza upon written notice in accordance with Section 9.6 of the Agreement.

Either party may terminate this SOW upon sixty (60) days’ written notice to the other party. If this SOW is terminated for any reason, Client shall be responsible for any labor charges that have already been performed as detailed in this SOW, including completed but unbilled labor charges through the effective date of termination.

The pricing and terms offered in this SOW shall be valid until April 15, 2014. If this SOW is not accepted by both parties by this date, a revision of the SOW may be necessary prior to execution.

IV.	Acceptance

IN WITNESS WHEREOF, the parties have caused their duly-authorized representatives to execute this SOW as of the dates below, effective as of the SOW Date.

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ Ryan Scanlon	By:	/s/ Eyal Breitbart

Ryan Scanlon		Name:	Eyal Breitbart

Global Head of Business Development Viral Therapeutics, Custom Manufacturing Lonza Pharma & Biotech		Title:	Vice President, Research and Operations

Date:		Date:

Lonza SOW VLBT-019	Page 1 of 2
Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

CONFIDENTIAL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-21

Statement of Work VBLT-021

Final Product Container/Closure Procurement & Media Fills

February 04, 2014 (“SOW Date”)

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. (“VBL”) and Lonza Houston, Inc. (“Lonza”) is subject to the Manufacturing Services Agreement dated January 5, 2012, between VBL, and Lonza (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

II.	Scope of Work

Lonza personnel will procure the final product container/closures and perform media fills as described below:

Item		Detailed Description				Fee (USD)
1	Procurement of Final Product Vials	Lonza will purchase, release for GMP use on arrival, and store, on VBL’s behalf, the following materials:				[***]
		Item	Lonza Part Number	Qty	Unit
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]

[***]

These materials will be designated property of VBL and used by Lonza in the performance of projects for VBL as directed by VBL. Lonza shall have the right of possession and control of the materials. VBL shall bear all risk of loss of materials in Lonza’s possession, except for losses due to the gross negligence or willful misconduct of Lonza. All costs for maintenance, service, repairs and replacements shall be borne by VBL. VBL shall bear any expenses associated with transferring this equipment from Lonza to VBL or to a third party.

Fees for these items, until this stock is depleted, will not be included in fees for activities such as final product filling operations or fill line qualifications that are performed by Lonza related to VBL projects, as VBL will have already purchased these items under a separate Statement of Work (SOW).

Lonza SOW VLBT-021	Page 1 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Item		Detailed Description	Fee (USD)
2	Fill Line Qualification using [***]	Lonza has previously performed [***].	[***]
Accordingly, Lonza will execute [***]:

[***]

3	Shipment of caps to VBL	VBL has requested Lonza to ship 1000 [***] to their site. The fee includes the materials and shipment but excludes courier costs. Courier costs will be applied as a pass thru cost or applied to the clients designated courier account.	[***]
		Total	[***]

III.	Fees and Terms

The total fee for the activities described above is [***], payable as follows:

[***]

Any additional media fills beyond [***] identified above in early 2014, will be billed once initiated.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

The pricing and terms offered in this SOW shall be valid until May 04, 2014. If this SOW is not accepted by both parties by this date, a revision of the SOW may be necessary prior to execution.

Lonza SOW VLBT-021	Page 2 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

IN WITNESS WHEREOF, the parties have caused their duly-authorized representatives to execute this SOW as of the dates below, effective as of the SOW Date.

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ Ryan Scanlon	By:	/s/ Dror Harats

Ryan Scanlon		Name:	Dror Harats

Global Head of Business Development Viral Therapeutics, Custom Manufacturing Lonza Pharma & Biotech		Title:	Chief Executive Officer

Date:		Date:

Lonza SOW VLBT-021	Page 3 of 3
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

APPENDIX A-23

Statement of Work VBLT-023

Purchase of Cell Culture Medium for VB-111 Production at [***]

April 14, 2014

I.	Introduction

This Statement of Work (SOW) between Vascular Biologics, Ltd. and Lonza Houston, Inc. is subject to the Manufacturing Services Agreement dated January 5, 2012, between Vascular Biologics, Ltd. (“VBL”), and Lonza Houston, Inc. (“Lonza”) (the “Agreement”) and is incorporated therein and made a part of such Agreement. In the event of an inconsistency between the Agreement and this SOW, the Agreement shall control.

Lonza and VBL are currently planning for Lonza to perform [***] production batches of VBL’s VB-111 product [***]. To provide a sufficient quantity of [***]to produce each batch and maintain a back-up supply for each batch, Lonza will order a total of [***]. The standard approximate lead time from the time the [***]order is placed with the vendor is [***]. In consideration of the duration of the lead time, Lonza will order [***] VB-111 batch being performed Q1 2015.

II.	Scope of Work

Lonza will order [***] and [***].

III.	Fees and Terms

The fee for the activities described herein is [***], payable as follows:

[***]

Any shipping and handling fees, storage fees, and/or sales tax charged by [***] and/or courier to Lonza will be billed to VBL as pass-through costs.

Invoices will be provided via e-mail and associated payments are due upon invoice receipt. Payments are to be made via wire transfer using the Lonza account information set forth in the Agreement.

In the event of a termination of this SOW or the Agreement for any reason, VBL shall be responsible for any charges for all labor, testing and materials, including raw materials, that have already been purchased to perform the services detailed in this SOW and VBL shall pay all other reasonable costs incurred by Lonza up to the effective date of termination, including completed but unbilled services, all uncancellable labor commitments and all work in process (including all professional services rendered) through the effective date of termination.

The pricing and terms offered in this SOW shall be valid until July 4, 2014. If this SOW is not accepted by both parties by this date, a revision of the SOW may be necessary prior to execution.

Lonza Job Code VBLT-023	Page 1 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IV.	Acceptance

Lonza Houston, Inc.		Vascular Biologics, Ltd.

By:	/s/ Ryan Scanlon	By:	/s/ Dror Harats

Ryan Scanlon		Name:	Dror Harats

Global Head of Business Development Viral Therapeutics, Custom Manufacturing Lonza Pharma & Biotech		Title:	Chief Executive Officer

Date:		Date:

Lonza Job Code VBLT-023	Page 2 of 2
CONFIDENTIAL Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].